                                                                                                                        EXHIBIT 10.1

(Multicurrency--Cross Border)
                                                       ISDA®
                                    International Swap Dealers Association, Inc.

                                                  MASTER AGREEMENT

                                             dated as of June 22, 2007

BANK OF AMERICA, N.A.                                            BA CREDIT CARD TRUST
("Party A")                                              and     ("Party B")
_______________________________________________________         _____________________________________________________

have entered and/or  anticipate  entering into one or more transactions  (each a "Transaction")  that are or will be governed by this Master  Agreement,  which  includes the schedule  (the  "Schedule"),  and the  documents  and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:--

1.       Interpretation

(a)      Definitions.  The terms defined in Section 14 and in the Schedule will have the meanings therein  specified for the purpose of this Master Agreement.

(b)      Inconsistency.  In the event of any  inconsistency  between the  provisions  of the  Schedule and the other provisions  of this Master  Agreement,  the Schedule  will prevail.  In the event of any  inconsistency  between the provisions of any Confirmation and this Master Agreement  (including the Schedule),  such  Confirmation will prevail for the purpose of the relevant Transaction.

(c)      Single  Agreement.  All  Transactions  are entered into in reliance on the fact that this Master  Agreement and all Confirmations  form a single agreement between the parties  (collectively  referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.       Obligations

(a)      General Conditions.

         (i)   Each party will make each  payment  or  delivery  specified  in each  Confirmation  to be made by it, subject to the other provisions of this Agreement.

         (ii)  Payments  under  this  Agreement  will be made on the due date for value on that date in the place of the account  specified in the relevant  Confirmation  or otherwise  pursuant to this  Agreement,  in freely transferable funds and in the manner customary for payments in the required  currency.  Where settlement is by delivery  (that is, other than by payment),  such  delivery  will be made for receipt on the due date in the manner customary for the relevant  obligation unless otherwise  specified in the relevant  Confirmation or elsewhere in this Agreement.

         (iii) Each  obligation of each party under Section  2(a)(i) is subject to (1) the condition  precedent that no Event of Default or  Potential  Event of Default  with  respect to the other party has  occurred  and is continuing,  (2) the  condition  precedent  that no  Early  Termination  Date in  respect  of the  relevant
         Transaction has occurred or been effectively  designated and (3) each other applicable  condition precedent specified in this Agreement.

 (b)     Change of  Account.  Either  party may change its  account  for  receiving  a payment or delivery by giving notice to the other  party at least  five  Local  Business  Days  prior to the  scheduled  date for the  payment  or delivery to which such change  applies  unless such other party gives  timely  notice of a  reasonable  objection to such change.

(c)      Netting.  If on any date amounts would otherwise be payable:--

         (i)  in the same currency; and

         (ii) in respect of the same Transaction,

by each party to the other,  then, on such date, each party's  obligation to make payment of any such amount will be automatically  satisfied and discharged  and, if the aggregate  amount that would otherwise have been payable by one party  exceeds the  aggregate  amount that would  otherwise  have been  payable by the other  party,  replaced by an obligation  upon the party by whom the larger  aggregate  amount  would have been  payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more  Transactions  that a net amount  will be  determined  in respect of all amounts  payable on the same date in the same  currency in respect of such  Transactions,  regardless of whether such  amounts  are  payable  in respect of the same  Transaction.  The  election  may be made in the  Schedule  or a
Confirmation  by specifying  that  subparagraph  (ii) above will not apply to the  Transactions  identified as being subject to the election,  together with the starting date (in which case  subparagraph  (ii) above will not, or will cease to, apply to such  Transactions  from such date).  This election may be made  separately for different  groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)     Deduction or Withholding for Tax.

        (i)    Gross-Up.  All payments under this  Agreement  will be made without any deduction or withholding  for or on account of any Tax unless  such  deduction  or  withholding  is  required  by any  applicable  law, as modified by the practice of any relevant  governmental  revenue authority,  then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--

               (1)  promptly notify the other party ("Y") of such requirement;

               (2)  pay to the relevant  authorities the full amount required to be deducted or withheld  (including the full amount  required to be deducted or withheld from any additional  amount paid by X to Y under this Section 2(d))  promptly upon the earlier of  determining  that such  deduction or withholding is required or receiving notice that such amount has been assessed against Y;

               (3)  promptly  forward  to Y an  official  receipt  (or a  certified  copy),  or other  documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

               (4)  if such  Tax is an  Indemnifiable  Tax,  pay to Y, in  addition  to the  payment  to  which Y is otherwise  entitled under this Agreement,  such additional  amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable  Taxes, whether assessed against X or Y) will equal the full amount Y would have  received  had no such  deduction or  withholding  been required.  However,  X will not be required to pay any  additional  amount to Y to the extent that it would not be required to be paid but for:--

                  (A)   the failure by Y to comply  with or perform  any  agreement  contained  in Section  4(a)(i),
                  4(a)(iii) or 4(d); or

                  (B)   the failure of a  representation  made by Y pursuant to Section 3(f) to be accurate and true unless such failure  would not have  occurred but for (I) any action taken by a taxing  authority, or brought in a court of competent  jurisdiction,  on or after the date on which a Transaction  is entered  into  (regardless  of whether  such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

         (ii) Liability.  If:--

              (1) X is required by any  applicable  law, as modified by the  practice of any  relevant  governmental revenue  authority,  to make any deduction or  withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

              (2) X does not so deduct or withhold; and

              (3) a liability resulting from such Tax is assessed directly against X,

         then, except to the extent Y has satisfied or then satisfies the liability  resulting from such Tax, Y will promptly  pay to X the  amount of such  liability  (including  any  related  liability  for  interest,  but including any related  liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e)      Default Interest;  Other Amounts.  Prior to the occurrence or effective designation of an Early Termination
Date in respect of the relevant  Transaction,  a party that defaults in the  performance  of any payment  obligation will, to the extent  permitted by law and subject to Section  6(c),  be required to pay interest  (before as well as after  judgment) on the overdue  amount to the other party on demand in the same  currency as such  overdue  amount, for the  period  from (and  including)  the  original  due date for  payment to (but  excluding)  the date of actual payment,  at the Default Rate.  Such interest  will be calculated on the basis of daily  compounding  and the actual number of days  elapsed.  If, prior to the  occurrence  or effective  designation  of an Early  Termination  Date in respect of the relevant  Transaction,  a party defaults in the performance of any obligation  required to be settled by  delivery,  it will  compensate  the other  party on demand if and to the  extent  provided  for in the  relevant
Confirmation or elsewhere in this Agreement.

3.       Representations

Each party  represents  to the other  party  (which  representations  will be deemed to be repeated by each party on each date on which a  Transaction  is entered into and, in the case of the  representations  in Section 3(f), at all times until the termination of this Agreement) that:--

(a)      Basic Representations.

         (i)   Status.  It is duly  organized  and  validly  existing  under  the  laws of the  jurisdiction  of its organization or incorporation and, if relevant under such laws, in good standing;

         (ii)  Powers.  It has the power to execute  this  Agreement  and any other  documentation  relating to this
         Agreement to which it is a party,  to deliver this Agreement and any other  documentation  relating to this
         Agreement  that it is required by this  Agreement  to deliver  and to perform  its  obligations  under this
         Agreement  and any  obligations  it has under any Credit  Support  Document  to which it is a party and has taken all necessary action to authorize such execution, delivery and performance;

         (iii) No Violation or Conflict.  Such  execution,  delivery and performance do not violate or conflict with any law  applicable  to it, any  provision of its  constitutional  documents,  any order or judgment of any court or other agency of government  applicable to it or any of its assets or any  contractual  restriction binding on or affecting it or any of its assets;

         (iv)  Consents.  All  governmental  and other  consents  that are required to have been obtained by it with respect to this Agreement or any Credit Support  Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

         (v)   Obligations  Binding.  Its obligations  under this Agreement and any Credit Support Document to which it is a party  constitute its legal,  valid and binding  obligations,  enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization,  insolvency, moratorium or similar laws affecting  creditors'  rights  generally  and subject,  as to  enforceability,  to equitable  principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b)      Absence  of  Certain  Events.  No Event of Default or  Potential  Event of  Default  or, to its  knowledge,
Termination  Event with respect to it has occurred and is continuing and no such event or  circumstance  would occur as a result of its entering into or performing its obligations  under this Agreement or any Credit Support  Document to which it is a party.

(c)      Absence of  Litigation.  There is not pending  or, to its  knowledge,  threatened  against it or any of its
Affiliates  any action,  suit or proceeding at law or in equity or before any court,  tribunal,  governmental  body, agency or official or any arbitrator that is likely to affect the legality,  validity or  enforceability  against it of this  Agreement or any Credit Support  Document to which it is a party or its ability to perform its  obligations under this Agreement or such Credit Support Document.

(d)      Accuracy of  Specified  Information.  All  applicable  information  that is  furnished  in writing by or on behalf of it to the other party and is  identified  for the purpose of this  Section  3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material aspect.

(e)      Payer Tax  Representation.  Each  representation  specified  in the  Schedule  as being  made by it for the purpose of this Section 3(e) is accurate and true.

(f)      Payee Tax  Representations.  Each  representation  specified  in the  Schedule  as being made by it for the purpose of this Section 3(f) is accurate and true.

4.       Agreements

Each party agrees with the other that, so long as either party has or may have any  obligation  under this Agreement or under any Credit Support Document to which it is a party:--

(a)      Furnish Specified  Information.  It will deliver to the other party or, in certain cases under subparagraph
(iii) below, to such government or taxing authority as the other party reasonably directs:--

         (i)   any  forms,  documents  or  certificates  relating  to  taxation  specified  in the  Schedule  or any
         Confirmation;

         (ii)  any other documents specified in the Schedule or any Confirmation; and

         (iii) upon reasonable  demand by such other party,  any form or document that may be required or reasonably requested  in writing in order to allow such other party or its Credit  Support  Provider to make a payment under this Agreement or any applicable  Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or  withholding at a reduced rate (so long as the  completion, execution or submission  of such form or document  would not  materially  prejudice the legal or commercial position  of the party in  receipt of such  demand),  with any such form or  document  to be  accurate  and completed in a manner  reasonably  satisfactory  to such other party and to be executed and to be delivered with any reasonably required certification,

in each case by the date  specified  in the  Schedule  or such  Confirmation  or, if none is  specified,  as soon as reasonably practicable.

(b)      Maintain  Authorizations.  It will use all  reasonable  efforts  to  maintain  in full force and effect all consents of any  governmental  or other  authority  that are  required  to be  obtained  by it with  respect to this
Agreement or any Credit Support  Document to which it is a party and will use all  reasonable  efforts to obtain any that may become necessary in the future.

(c)      Comply with Laws. It will comply in all material  respects with all applicable  laws and orders to which it may be subject if failure so to comply would  materially  impair its ability to perform its  obligations  under this
Agreement or any Credit Support Document to which it is a party.

(d)      Tax Agreement.  It will give notice of any failure of a representation  made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e)      Payment of Stamp Tax.  Subject  to  Section  11, it will pay any Stamp Tax levied or imposed  upon it or in respect  of its  execution  or  performance  of this  Agreement  by a  jurisdiction  in  which  it is  incorporated, organized,  managed and controlled,  or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this  Agreement is located  ("Stamp Tax  Jurisdiction")  and will  indemnify  the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other  party's  execution or performance of this Agreement by any such Stamp Tax  Jurisdiction  which is not also a Stamp Tax  Jurisdiction  with respect to the other party.

5.       Events of Default and Termination Events

(a)      Events of  Default.  The  occurrence  at any time with  respect  to a party or, if  applicable,  any Credit
Support Provider of such party or any Specified  Entity of such party of any of the following events  constitutes an event of default (an "Event of Default") with respect to such party:--

         (i)   Failure to Pay or Deliver.  Failure by the party to make,  when due, any payment under this Agreement or delivery  under Section  2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

         (ii)  Breach of  Agreement.  Failure by the party to comply with or perform  any  agreement  or  obligation
         (other than an  obligation to make any payment under this  Agreement or delivery  under Section  2(a)(i) or
         2(e) or to give notice of a  Termination  Event or any  agreement  or  obligation  under  Section  4(a)(i),
         4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance  with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

         (iii) Credit Support Default.

                (1)  Failure by the party or any Credit  Support  Provider  of such party to comply  with or perform any agreement or  obligation  to be complied  with or performed by it in accordance  with any Credit
                Support Document if such failure is continuing after any applicable grace period has elapsed;

                (2)  the  expiration or  termination  of such Credit  Support  Document or the failing or ceasing of such Credit  Support  Document to be in full force and effect for the purpose of this  Agreement (in either case other than in accordance  with its terms) prior to the  satisfaction  of all obligations of such party under each  Transaction  to which such Credit  Support  Document  relates  without the written consent of the other party; or

                (3)  the party or such Credit Support  Provider  disaffirms,  disclaims,  repudiates or rejects,  in whole or in part, or challenges the validity of, such Credit Support Document;

         (iv)  Misrepresentation.  A representation  (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support  Provider of such party in this  Agreement  or any Credit  Support  Document  proves to have been  incorrect or  misleading  in any material respect when made or repeated or deemed to have been made or repeated;

         (v)   Default under  Specified  Transaction.  The party,  any Credit Support  Provider of such party or any applicable  Specified  Entity of such party (1) defaults  under a Specified  Transaction  and, after giving effect  to any  applicable  notice  requirement  or  grace  period,  there  occurs  a  liquidation  of,  an acceleration of obligations  under, or an early termination of, that Specified  Transaction,  (2) defaults, after  giving  effect to any  applicable  notice  requirement  or grace  period,  in making any  payment or delivery due on the last payment,  delivery or exchange date of, or any payment on early  termination of, a
         Specified  Transaction  (or such default  continues  for at least three Local  Business Days if there is no applicable  notice  requirement or grace period) or (3) disaffirms,  disclaims,  repudiates or rejects,  in whole or in part,  a Specified  Transaction  (or such action is taken by any person or entity  appointed or empowered to operate it or act on its behalf);

         (vi)  Cross  Default.  If "Cross  Default" is  specified  in the  Schedule  as  applying to the party,  the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable  Specified
         Entity of such party under one or more agreements or instruments relating to Specified  Indebtedness of any of them  (individually or  collectively)  in an aggregate amount of not less than the applicable  Threshold
         Amount (as  specified in the  Schedule)  which has resulted in such  Specified  Indebtedness  becoming,  or becoming  capable at such time of being  declared,  due and payable under such  agreements or  instruments, before it would  otherwise  have been due and payable or (2) a default by such party,  such Credit  Support
         Provider or such Specified Entity  (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable  Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

         (vii) Bankruptcy.  The party, any Credit Support Provider of such party or any applicable  Specified Entity of such party:--

                (1) is dissolved  (other than  pursuant to a  consolidation,  amalgamation  or merger);  (2) becomes insolvent  or is unable to pay its debts or fails or admits in writing its  inability  generally  to pay its debts as they become due; (3) makes a general  assignment,  arrangement or composition  with or for the benefit of its  creditors;  (4)  institutes  or has  instituted  against it a  proceeding seeking a  judgment  of  insolvency  or  bankruptcy  or any other  relief  under any  bankruptcy  or insolvency law or other similar law affecting  creditors' rights, or a petition is presented for its winding-up  or  liquidation,  and,  in the case of any such  proceeding  or petition  instituted  or presented  against  it, such  proceeding  or petition  (A)  results in a judgment of  insolvency  or bankruptcy  or the entry of an order  for  relief or the  making of an order for its  winding-up  or liquidation  or (B) is not dismissed,  discharged,  stayed or restrained in each case within 30 days of the  institution  or  presentation  thereof;  (5) has a  resolution  passed  for its  winding-up, official  management  or  liquidation  (other than  pursuant  to a  consolidation,  amalgamation  or merger);  (6)  seeks  or  becomes  subject  to  the  appointment  of an  administrator,  provisional liquidator,  conservator,  receiver,  trustee, custodian or other similar official for it or for all or  substantially  all its assets;  (7) has a secured party take possession of all or  substantially all its assets or has a  distress,  execution,  attachment,  sequestration  or other  legal  process levied,  enforced or sued on or against all or  substantially  all its assets and such secured party maintains possession,  or any such process is not dismissed,  discharged,  stayed or restrained,  in each case  within 30 days  thereafter;  (8) causes or is  subject  to any event  with  respect to it which,  under the applicable laws of any jurisdiction,  has an analogous effect to any of the events specified  in  clauses  (1) to (7)  (inclusive);  or (9) takes  any  action  in  furtherance  of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

         (viii)   Merger Without  Assumption.  The party or any Credit Support  Provider of such party  consolidates or amalgamates  with, or merges with or into, or transfers all or substantially  all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:--

                  (1)   the resulting,  surviving or transferee  entity fails to assume all the  obligations of such party or such Credit  Support  Provider  under this  Agreement or any Credit  Support  Document to which  it or  its  predecessor  was a  party  by  operation  of law or  pursuant  to an  agreement reasonably satisfactory to the other party to this Agreement; or

                  (2)   the  benefits of any Credit  Support  Document  fail to extend  (without  the consent of the other  party)  to the  performance  by such  resulting,  surviving  or  transferee  entity  of its obligations under this Agreement.

  (b)    Termination  Events.  The  occurrence  at any time with  respect to a party or, if  applicable,  any Credit
  Support Provider of such party or any Specified  Entity of such party of any event specified below  constitutes an
  Illegality  if the event is specified  in (i) below,  a Tax Event if the event is specified in (ii) below or a Tax
  Event Upon Merger if the event is  specified in (iii) below,  and, if specified to be  applicable,  a Credit Event
  Upon Merger if the event is specified  pursuant to (iv) below or an Additional  Termination  Event if the event is specified pursuant to (v) below:--

         (i)   Illegality.  Due to the adoption of, or any change in, any  applicable  law after the date on which a
         Transaction is entered into, or due to the  promulgation  of, or any change in, the  interpretation  by any court, tribunal or regulatory authority with competent  jurisdiction of any applicable law after such date, it  becomes  unlawful  (other  than as a result of a breach by the party of  Section  4(b)) for such  party
         (which will be the Affected Party):--

                  (1)    to perform  any  absolute  or  contingent  obligation  to make a payment or  delivery or to receive a payment or delivery in respect of such  Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

                  (2)    to perform, or for any Credit Support Provider of such party to perform,  any contingent or other  obligation  which the party (or such Credit Support  Provider) has under any Credit Support
                  Document relating to such Transaction;

         (ii)  Tax Event.  Due to (x) any action  taken by a taxing  authority,  or brought in a court of  competent jurisdiction,  on or after the date on which a  Transaction  is entered  into  (regardless  of whether such action is taken or brought  with  respect  to a party to this  Agreement)  or (y) a Change in Tax Law,  the party (which will be the Affected  Party) will, or there is a substantial  likelihood  that it will, on the next succeeding  Scheduled  Payment Date (1) be required to pay to the other party an additional  amount in respect of an  Indemnifiable  Tax under  Section  2(d)(i)(4)  (except in respect of interest  under Section
         2(e),  6(d)(ii)  or 6(e)) or (2)  receive a payment  from which an amount is  required  to be  deducted  or withheld for or on account of a Tax (except in respect of interest  under Section  2(e),  6(d)(ii) or 6(e))
         and no  additional  amount is required to be paid in respect of such Tax under  Section  2(d)(i)(4)  (other than by reason of Section 2(d)(i)(4)(A) or (B));

         (iii) Tax Event Upon Merger.  The party (the "Burdened  Party") on the next  succeeding  Scheduled  Payment
         Date will either (1) be  required  to pay an  additional  amount in respect of an  Indemnifiable  Tax under
         Section  2(d)(i)(4)  (except in respect of interest under Section 2(e),  6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been  deducted or withheld for or on account of any  Indemnifiable  Tax in respect of which the other  party is not  required  to pay an  additional  amount  (other than by reason of
         Section  2(d)(i)(4)(A) or (B)), in either case as a result of a party  consolidating or amalgamating  with, or merging with or into, or  transferring  all or  substantially  all its assets to,  another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

         (iv)  Credit Event Upon Merger.  If "Credit  Event Upon Merger" is specified in the Schedule as applying to the party,  such party ("X"),  any Credit  Support  Provider of X or any applicable  Specified  Entity of X consolidates or amalgamates  with, or merges with or into, or transfers all or substantially all its assets to,  another entity and such action does not  constitute an event  described in Section  5(a)(viii) but the creditworthiness  of the  resulting,  surviving or transferee  entity is materially  weaker than that of X, such Credit  Support  Provider or such  Specified  Entity,  as the case may be,  immediately  prior to such action (and, in such event, X or its successor or transferee, as appropriate,  will be the Affected Party);
         or

         (v)   Additional  Termination Event. If any "Additional  Termination Event" is specified in the Schedule or any  Confirmation  as applying,  the  occurrence of such event (and, in such event,  the Affected  Party or
         Affected  Parties  shall be as  specified  for such  Additional  Termination  Event in the Schedule or such
         Confirmation).

  (c)    Event of Default and  Illegality.  If an event or  circumstance  which would  otherwise  constitute or give rise to an  Event of  Default  also constitutes  an Illegality,  it will be  treated  as an  Illegality and will not constitute an Event of Default.

  6.     Early Termination

  (a)    Right to Terminate  Following Event of Default.  If at any time an Event of Default with respect to a party
  (the "Defaulting Party") has occurred and is then continuing,  the other party (the  "Non-defaulting  Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default,  designate a day not earlier  than the day such notice is  effective  as an Early  Termination  Date in respect of all  outstanding
  Transactions.  If,  however,  "Automatic  Early  Termination" is specified in the Schedule as applying to a party, then an Early  Termination  Date in respect  of all  outstanding  Transactions  will  occur  immediately  upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1),  (3), (5), (6) or, to the extent analogous  thereto,  (8), and as of the time  immediately  preceding the institution of the relevant proceeding  or the  presentation  of the relevant  petition upon the  occurrence  with respect to such party of an
  Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

  (b)    Right to Terminate Following Termination Event.

         (i)   Notice. If a Termination  Event occurs,  an Affected Party will,  promptly upon becoming aware of it, notify the other party,  specifying the nature of that Termination Event and each Affected  Transaction and will also give such  other  information  about that  Termination  Event as the other  party may  reasonably require.

         (ii)  Transfer to Avoid  Termination  Event.  If either an  Illegality  under  Section  5(b)(i)(1) or a Tax
         Event occurs and there is only one Affected  Party,  or if a Tax Event Upon Merger  occurs and the Burdened
         Party is the Affected  Party,  the Affected  Party will,  as a condition to its right to designate an Early
         Termination Date under Section 6(b)(iv),  use all reasonable  efforts (which will not require such party to incur a loss, excluding  immaterial,  incidental expenses) to transfer within 20 days after it gives notice under  Section  6(b)(i) all its rights and  obligations  under this  Agreement  in respect of the  Affected
         Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

         If the  Affected  Party is not able to make such a transfer  it will give notice to the other party to that effect  within such 20 day  period,  whereupon  the other  party may effect such a transfer  within 30 days after the notice is given under Section 6(b)(i).

         Any such transfer by a party under this Section  6(b)(ii) will be subject to and conditional upon the prior written  consent of the other party,  which consent will not be withheld if such other party's  policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

         (iii) Two Affected Parties.  If an Illegality under Section  5(b)(i)(1) or a Tax Event occurs and there are two Affected  Parties,  each party will use all reasonable  efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

         (iv)  Right to Terminate.  If:--

               (1)  a transfer under Section 6(b)(ii) or an agreement under Section  6(b)(iii),  as the case may be, has not been  effected  with  respect to all Affected  Transactions  within 30 days after an Affected
               Party gives notice under Section 6(b)(i); or

               (2)  an Illegality under Section 5(b)(i)(2),  a Credit Event Upon Merger or an Additional Termination
               Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party,

         either party in the case of an Illegality,  the Burdened Party in the case of a Tax Event Upon Merger,  any
         Affected  Party in the case of a Tax  Event or an  Additional  Termination  Event if there is more than one
         Affected  Party,  or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional  Termination  Event if there is only one Affected  Party may, by not more than 20 days notice to the other party and provided that the relevant  Termination  Event is then  continuing,  designate a day not earlier than the day such notice is effective as an Early  Termination  Date in respect of all Affected
         Transactions.

  (c)    Effect of Designation.

         (i)   If notice  designating  an Early  Termination  Date is given  under  Section  6(a) or (b),  the Early
         Termination  Date will occur on the date so  designated,  whether or not the  relevant  Event of Default or
         Termination Event is then continuing.

         (ii)  Upon the occurrence or effective  designation of an Early  Termination  Date, no further  payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated  Transactions  will be required to be made, but without  prejudice to the other  provisions of this  Agreement.  The amount,  if any,  payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

  (d)    Calculations.

         (i)   Statement.  On or as soon as reasonably  practicable following the occurrence of an Early Termination
         Date,  each party will make the  calculations  on its part, if any,  contemplated  by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations  (including all relevant  quotations  and  specifying  any amount payable under Section 6(e)) and (2) giving details of the relevant  account to which any amount  payable to it is to be paid. In the absence of written  confirmation from the source of a  quotation  obtained  in  determining  a Market  Quotation,  the  records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

         (ii)  Payment  Date.  An amount  calculated  as being due in  respect of any Early  Termination  Date under
         Section 6(e) will be payable on the day that notice of the amount  payable is effective  (in the case of an
         Early  Termination  Date which is  designated  or occurs as a result of an Event of Default) and on the day which is two Local  Business Days after the day on which notice of the amount  payable is effective (in the case of an Early  Termination  Date which is designated as a result of a  Termination  Event).  Such amount will be paid together with (to the extent  permitted under applicable law) interest thereon (before as well as after judgment) in the Termination  Currency,  from (and including) the relevant Early  Termination Date to (but  excluding) the date such amount is paid, at the Applicable  Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

  (e)    Payments on Early Termination.  If an Early Termination Date occurs,  the following  provisions shall apply based on the parties' election in the Schedule of a payment measure,  either "Market  Quotation" or "Loss",  and a payment  method,  either the "First  Method" or the "Second  Method".  If the parties  fail to designate a payment measure or payment method in the Schedule,  it will be deemed that "Market  Quotation" or the "Second Method",  as the case may be, shall apply. The amount,  if any, payable in respect of an Early  Termination Date and determined pursuant to this Section will be subject to any Set-off.

         (i)   Events of Default.  If the Early Termination Date results from an Event of Default:--

               (1)  First  Method  and  Market  Quotation.  If the First  Method and  Market  Quotation  apply,  the
               Defaulting Party will pay to the  Non-defaulting  Party the excess,  if a positive number, of (A) the sum of the Settlement Amount  (determined by the  Non-defaulting  Party) in respect of the Terminated
               Transactions  and  the  Termination   Currency   Equivalent  of  the  Unpaid  Amounts  owing  to  the
               Non-defaulting  Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the
               Defaulting Party.

               (2)  First Method and Loss.  If the First  Method and Loss apply,  the  Defaulting  Party will pay to the Non-defaulting  Party, if a positive number,  the Non-defaulting  Party's Loss in respect of this
               Agreement.

               (3)  Second Method and Market  Quotation.  If the Second Method and Market Quotation apply, an amount will be payable  equal to (A) the sum of the  Settlement  Amount  (determined  by the  Non-defaulting
               Party) in respect of the  Terminated  Transactions  and the  Termination  Currency  Equivalent of the
               Unpaid Amounts owing to the Non-defaulting  Party less (B) the Termination Currency Equivalent of the
               Unpaid Amounts owing to the Defaulting  Party.  If that amount is a positive  number,  the Defaulting
               Party will pay it to the Non-defaulting  Party; if it is a negative number, the Non-defaulting  Party will pay the absolute value of that amount to the Defaulting Party.

               (4)  Second  Method and Loss.  If the Second  Method and Loss apply,  an amount will be payable equal to the  Non-defaulting  Party's  Loss in  respect  of this  Agreement.  If that  amount is a positive number,  the Defaulting  Party will pay it to the  Non-defaulting  Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

         (ii)  Termination Events.  If the Early Termination Date results from a Termination Event:--

               (1)  One Affected  Party.  If there is one Affected  Party,  the amount payable will be determined in accordance with Section  6(e)(i)(3),  if Market Quotation  applies,  or Section  6(e)(i)(4),  if Loss applies,  except that, in either case,  references to the Defaulting Party and to the  Non-defaulting
               Party will be deemed to be references  to the Affected  Party and the party which is not the Affected
               Party,  respectively,  and, if Loss applies and fewer than all the Transactions are being terminated,
               Loss shall be calculated in respect of all Terminated Transactions.

               (2)  Two Affected Parties.  If there are two Affected Parties:--

                     (A)   if Market Quotation applies,  each party will determine a Settlement Amount in respect of the  Terminated  Transactions,  and an  amount  will  be  payable  equal  to (I) the sum of (a)
                     one-half  of the  difference  between  the  Settlement  Amount  of the  party  with the  higher
                     Settlement  Amount  ("X") and the  Settlement  Amount of the  party  with the lower  Settlement
                     Amount ("Y") and (b)

                     the Termination  Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination
                     Currency Equivalent of the Unpaid Amounts owing to Y; and

                     (B)   if Loss applies,  each party will determine its Loss in respect of this Agreement (or, if
                     fewer  than  all  the  Transactions  are  being  terminated,   in  respect  of  all  Terminated
                     Transactions)  and an amount will be payable  equal to one-half of the  difference  between the
                     Loss of the party  with the  higher  Loss  ("X") and the Loss of the party  with the lower Loss
                     ("Y").

             If the amount payable is a positive  number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

         (iii) Adjustment  for  Bankruptcy.  In  circumstances  where  an  Early  Termination  Date  occurs  because
         "Automatic Early Termination"  applies in respect of a party, the amount determined under this Section 6(e)
         will be subject to such  adjustments  as are  appropriate  and  permitted by law to reflect any payments or deliveries  made by one party to the other under this  Agreement  (and retained by such other party) during the period from the  relevant  Early  Termination  Date to the date for payment  determined  under  Section
         6(d)(ii).

         (iv)  Pre-Estimate.  The parties agree that if Market Quotation  applies an amount  recoverable  under this
         Section 6(e) is a reasonable  pre-estimate  of loss and not a penalty.  Such amount is payable for the loss of bargain  and the loss of  protection  against  future  risks and except as  otherwise  provided  in this
         Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.       Transfer

Subject to Section  6(b)(ii),  neither this  Agreement nor any interest or obligation in or under this Agreement may be  transferred  (whether by way of security or otherwise) by either party without the prior written  consent of the other party, except that:--

(a)      a party may make such a transfer of this Agreement  pursuant to a consolidation  or  amalgamation  with, or merger with or into, or transfer of all or  substantially  all its assets to, another entity (but without  prejudice to any other right or remedy under this Agreement); and

(b)      a party may make such a transfer  of all or any part of its  interest  in any  amount  payable to it from a
Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.       Contractual Currency

(a)      Payment in the  Contractual  Currency.  Each  payment  under this  Agreement  will be made in the  relevant currency  specified in this  Agreement for that payment (the  "Contractual  Currency").  To the extent  permitted by applicable  law, any  obligation  to make  payments  under this  Agreement in the  Contractual  Currency will not be discharged  or satisfied by any tender in any currency  other than the  Contractual  Currency,  except to the extent such tender results in the actual receipt by the party to which payment is owed,  acting in a reasonable  manner and in good faith in  converting  the  currency so tendered  into the  Contractual  Currency,  of the full amount in the
Contractual  Currency  of all  amounts  payable in respect  of this  Agreement.  If for any reason the amount in the
Contractual  Currency so received falls short of the amount in the Contractual  Currency  payable in respect of this
Agreement,  the party required to make the payment will, to the extent permitted by applicable law,  immediately pay such  additional  amount in the  Contractual  Currency as may be necessary to compensate for the  shortfall.  If for any reason the amount in the  Contractual  Currency  so  received  exceeds  the amount in the  Contractual  Currency payable in respect of this  Agreement,  the party  receiving  the payment  will refund  promptly  the amount of such excess.

(b)      Judgments.  To the extent  permitted by  applicable  law, if any judgment or order  expressed in a currency other  than the  Contractual  Currency  is  rendered  (i) for the  payment  of any  amount  owing in respect of this
Agreement,  (ii) for the payment of any amount  relating to any early  termination  in respect of this  Agreement or
(iii) in respect of a judgment  or order of another  court for the  payment of any amount  described  in (i) or (ii)
above,  the party seeking  recovery,  after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order,  will be entitled to receive  immediately  from the other party the amount of any shortfall of the  Contractual

Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the  Contractual  Currency  received by such party as a  consequence  of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the  Contractual  Currency is  converted  into the  currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able,  acting in a  reasonable  manner and in good faith in converting the currency received into the Contractual  Currency,  to purchase the Contractual Currency with the amount of the currency of the  judgment or order  actually  received by such party.  The term "rate of exchange"
includes,  without  limitation,  any premiums and costs of exchange  payable in  connection  with the purchase of or conversion into the Contractual Currency.

(c)      Separate  Indemnities.  To the extent permitted by applicable law, these  indemnities  constitute  separate and  independent  obligations  from the other  obligations  in this  Agreement,  will be enforceable as separate and independent causes of action,  will apply  notwithstanding  any indulgence granted by the party to which any payment is owed and will not be  affected  by  judgment  being  obtained  or claim or proof  being  made for any other  sums payable in respect of this Agreement.

(d)      Evidence  of Loss.  For the purpose of this  Section 8, it will be  sufficient  for a party to  demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.       Miscellaneous

(a)      Entire  Agreement.  This Agreement  constitutes the entire agreement and  understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b)      Amendments.  No amendment,  modification or waiver in respect of this Agreement will be effective unless in writing  (including  a writing  evidenced  by a  facsimile  transmission)  and  executed  by each of the  parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c)      Survival of  Obligations.  Without  prejudice to Sections  2(a)(iii) and 6(c)(ii),  the  obligations of the parties under this Agreement will survive the termination of any Transaction.

(d)      Remedies  Cumulative.  Except as provided in this Agreement,  the rights,  powers,  remedies and privileges provided in this  Agreement  are  cumulative  and not  exclusive  of any rights,  powers,  remedies  and  privileges provided by law.

(e)      Counterparts and Confirmations.

         (i)  This  Agreement  (and each  amendment,  modification  and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

         (ii) The parties intend that they are legally bound by the terms of each  Transaction  from the moment they agree to those  terms  (whether  orally or  otherwise).  A  Confirmation  shall be entered  into as soon as practicable and may be executed and delivered in counterparts  (including by facsimile  transmission) or be created by an  exchange  of telexes or by an exchange of  electronic  messages on an  electronic  messaging system,  which in each case will be  sufficient  for all purposes to evidence a binding  supplement to this
         Agreement.  The parties will specify therein or through another  effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f)      No Waiver of Rights.  A failure or delay in  exercising  any right,  power or  privilege in respect of this
Agreement  will not be presumed  to operate as a waiver,  and a single or partial  exercise  of any right,  power or privilege will not be presumed to preclude any  subsequent or further  exercise,  of that right,  power or privilege or the exercise of any other right, power or privilege.

(g)      Headings.  The headings used in this Agreement are for  convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.      Offices; Multibranch Parties

(a)      If Section  10(a) is  specified  in the  Schedule as  applying,  each party that enters into a  Transaction through an Office other than its head or home office represents to the other party that,  notwithstanding  the place of booking office or jurisdiction  of  incorporation  or  organization of such party,  the obligations of such party are the same as if it had entered into the Transaction  through its head or home office.  This  representation  will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b)      Neither  party may change the Office  through which it makes and receives  payments or  deliveries  for the purpose of a Transaction without the prior written consent of the other party.

(c)      If a party is  specified  as a  Multibranch  Party in the  Schedule,  such  Multibranch  Party may make and receive  payments or deliveries  under any  Transaction  through any Office  listed in the Schedule,  and the Office through which it makes and receives  payments or deliveries  with respect to a Transaction  will be specified in the relevant Confirmation.

11.      Expenses

A Defaulting  Party will,  on demand,  indemnify  and hold  harmless the other party for and against all  reasonable out-of-pocket  expenses,  including  legal  fees and  Stamp  Tax,  incurred  by such  other  party by  reason of the enforcement  and  protection  of its  rights  under  this  Agreement  or any Credit  Support  Document  to which the
Defaulting  Party is a party or by reason of the early  termination of any Transaction,  including,  but not limited to, costs of collection.

12.      Notices

(a)      Effectiveness.  Any notice or other  communication  in respect of this Agreement may be given in any manner set forth below  (except  that a notice or other  communication  under  Section 5 or 6 may not be given by facsimile transmission  or  electronic  messaging  system)  to the  address  or number or in  accordance  with the  electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:--

         (i)  if in writing and delivered in person or by courier, on the date it is delivered;

         (ii) if sent by telex, on the date the recipient's answerback is received;

         (iii)    if sent by facsimile  transmission,  on the date that  transmission  is received by a  responsible employee of the  recipient in legible  form (it being agreed that the burden of proving  receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

         (iv) if sent by certified or registered  mail  (airmail,  if overseas) or the  equivalent  (return  receipt requested), on the date that mail is delivered or its delivery is attempted; or

         (v)  if sent by electronic messaging system, on the date that electronic message is received,

unless the date of delivery (or attempted delivery) or that receipt,  as applicable,  is not a Local Business Day or that  communication is delivered (or attempted) or received,  as applicable,  after the close of business on a Local
Business Day, in which case that  communication  shall be deemed given and effective on the first following day that is a Local Business Day.

(b)      Change of  Addresses.  Either  party may by notice to the other  change  the  address,  telex or  facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.      Governing Law and Jurisdiction

(a)      Governing  Law. This  Agreement  will be governed by and construed in accordance  with the law specified in the Schedule.

(b)      Jurisdiction.  With respect to any suit, action or proceedings relating to this Agreement  ("Proceedings"), each party irrevocably:--

         (i)   submits to the  jurisdiction of the English courts,  if this Agreement is expressed to be governed by
         English  law, or to the  non-exclusive  jurisdiction  of the courts of the State of New York and the United
         States  District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

         (ii)  waives any objection which it may have at any time to the laying of venue of any Proceedings  brought in any such court,  waives any claim that such Proceedings  have been brought in an inconvenient  forum and further  waives the right to object,  with respect to such  Proceedings,  that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing  Proceedings in any other jurisdiction  (outside,  if this  Agreement is expressed to be governed by English law, the  Contracting  States,  as defined in Section 1(3) of the Civil  Jurisdiction and Judgments Act 1982 or any modification,  extension or re-enactment  thereof for the time being in force) nor will the  bringing of  Proceedings  in any one or more  jurisdictions  preclude  the bringing of
Proceedings in any other jurisdiction.

  (c)    Service of Process.  Each party  irrevocably  appoints the Process  Agent (if any)  specified  opposite its name in the  Schedule to  receive,  for it and on its behalf,  service of process in any  Proceedings.  If for any reason any party's  Process Agent is unable to act as such,  such party will  promptly  notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties  irrevocably  consent to service of process  given in the manner  provided  for notices in Section 12.  Nothing in this  Agreement  will affect the right of either party to serve process in any other manner permitted by law.

  (d)    Waiver of Immunities.  Each party  irrevocably  waives,  to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets  (irrespective  of their use or intended  use), all immunity on the grounds of sovereignty or other similar  grounds from (i) suit, (ii)  jurisdiction of any court,  (iii) relief by way of injunction,  order for specific  performance or for recovery of property,  (iv) attachment of its assets
  (whether  before or after  judgment) and (v) execution or  enforcement of any judgment to which it or its revenues or assets  might  otherwise  be entitled in any  Proceedings  in the courts of any  jurisdiction  and  irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

  14.    Definitions

  As used in this Agreement:--

  "Additional Termination Event" has the meaning specified in Section 5(b).

  "Affected Party" has the meaning specified in Section 5(b).

  "Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality,  Tax Event or
  Tax Event Upon Merger, all Transactions  affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

  "Affiliate"  means,  subject to the  Schedule,  in  relation  to any person,  any entity  controlled,  directly or indirectly, by the person, any entity that controls,  directly or indirectly, the person or any entity directly or indirectly  under  common  control  with the person.  For this  purpose,  "control"  of any entity or person means ownership of a majority of the voting power of the entity or person.

  "Applicable Rate" means:--

  (a)    in respect of obligations  payable or deliverable (or which would have been but for Section 2(a)(iii)) by a
  Defaulting Party, the Default Rate;

  (b)    in respect of an  obligation  to pay an amount  under  Section 6(e) of either party from and after the date
  (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

  (c)    in respect  of all other  obligations  payable or  deliverable  (or which  would have been but for  Section
  2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

  (d)    in all other cases, the Termination Rate.

  "Burdened Party" has the meaning specified in Section 5(b).

  "Change  in Tax Law"  means the  enactment,  promulgation,  execution  or  ratification  of,  or any  change in or amendment to, any law (or in the  application or official  interpretation  of any law) that occurs on or after the date on which the relevant Transaction is entered into.

  "consent"  includes a consent,  approval,  action,  authorization,  exemption,  notice,  filing,  registration  or exchange control consent.

  "Credit Event Upon Merger" has the meaning specified in Section 5(b).

  "Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

  "Credit Support Provider" has the meaning specified in the Schedule.

  "Default  Rate" means a rate per annum  equal to the cost  (without  proof or evidence of any actual  cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

  "Defaulting Party" has the meaning specified in Section 6(a).

  "Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

  "Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

  "Illegality" has the meaning specified in Section 5(b).

  "Indemnifiable  Tax" means any Tax other  than a Tax that would not be imposed in respect of a payment  under this
  Agreement but for a present or former connection  between the jurisdiction of the government or taxation authority imposing  such Tax and the recipient of such payment or a person  related to such  recipient  (including,  without limitation,  a connection arising from such recipient or related person being or having been a citizen or resident of such  jurisdiction,  or being or having  been  organised,  present or engaged  in a trade or  business  in such jurisdiction,  or having or having had a permanent  establishment or fixed place of business in such jurisdiction, but  excluding a connection  arising  solely from such  recipient or related  person having  executed,  delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

  "law" includes any treaty,  law, rule or regulation (as modified,  in the case of tax matters,  by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

  "Local  Business  Day" means,  subject to the  Schedule,  a day on which  commercial  banks are open for  business
  (including  dealings in foreign  exchange and foreign  currency  deposits) (a) in relation to any obligation under
  Section 2(a)(i),  in the place(s)  specified in the relevant  Confirmation  or, if not so specified,  as otherwise agreed by the parties in writing or determined pursuant to provisions contained,  or incorporated by reference, in this Agreement,  (b) in relation to any other payment,  in the place where the relevant account is located and, if different,  in the principal  financial  centre,  if any, of the currency of such payment,  (c) in relation to any notice or other  communication,  including notice contemplated under Section 5(a)(i), in the city specified in the address for notice  provided by the recipient  and, in the case of a notice  contemplated  by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to Section  5(a)(v)(2),  in the relevant locations for performance with respect to such Specified Transaction.

  "Loss" means,  with respect to this Agreement or one or more  Terminated  Transactions,  as the case may be, and a party, the Termination  Currency Equivalent of an amount that party reasonably  determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative  number) in connection  with this Agreement or that  Terminated  Transaction or group of Terminated  Transactions,  as the case may be,  including any loss of bargain,  cost of funding or, at the election of such party but without  duplication,  loss or cost  incurred as a result of its terminating,  liquidating, obtaining or reestablishing any hedge or related trading position (or any gain  resulting  from any of them).  Loss  includes  losses  and costs (or  gains) in  respect  of any  payment or delivery required to have been made (assuming  satisfaction of each applicable  condition  precedent) on or before the relevant Early Termination Date and not made,  except, so as to avoid  duplication,  if Section  6(e)(i)(1) or
  (3) or 6(e)(ii)(2)(A)  applies. Loss does not include a party's legal fees and out-of-pocket  expenses referred to under Section 11. A party will  determine its Loss as of the relevant Early  Termination  Date, or, if that is not reasonably  practicable,  as of the earliest date thereafter as is reasonably  practicable.  A party may (but need not)  determine its Loss by reference to quotations of relevant  rates or prices from one or more leading  dealers in the relevant markets.

  "Market  Quotation"  means,  with  respect  to  one  or  more  Terminated  Transactions  and a  party  making  the determination,  an amount determined on the basis of quotations from Reference Market-makers.  Each quotation will be for an  amount,  if any,  that would be paid to such party  (expressed  as a negative  number) or by such party
  (expressed  as a positive  number) in  consideration  of an agreement  between such party (taking into account any existing  Credit  Support  Document  with  respect to the  obligations  of such party) and the  quoting  Reference
  Market-maker to enter into a transaction (the "Replacement  Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying  obligation was absolute or contingent and assuming the satisfaction of each applicable  condition  precedent) by the parties under Section
  2(a)(i) in respect of such  Terminated  Transaction or group of Terminated  Transactions  that would,  but for the occurrence of the relevant Early  Termination  Date, have been required after that date. For this purpose,  Unpaid
  Amounts in respect of the  Terminated  Transaction  or group of  Terminated  Transactions  are to be excluded but, without  limitation,  any payment or delivery that would, but for the relevant Early  Termination  Date, have been required (assuming  satisfaction of each applicable  condition  precedent) after that Early Termination Date is to be included.  The Replacement  Transaction would be subject to such  documentation as such party and the Reference
  Market-maker  may, in good faith,  agree.  The party  making the  determination  (or its agent) will  request each
  Reference  Market-maker to provide its quotation to the extent reasonably  practicable as of the same day and time
  (without  regard to  different  time  zones) on or as soon as  reasonably  practicable  after the  relevant  Early
  Termination  Date.  The day and time as of which  those  quotations  are to be  obtained  will be selected in good faith by the party obligated to make a determination  under Section 6(e), and, if each party is so obliged,  after consultation  with the other.  If more than three  quotations  are  provided,  the  Market  Quotation  will be the arithmetic  mean of the  quotations,  without  regard to the quotations  having the highest and lowest values.  If exactly  three  such  quotations  are  provided,  the  Market  Quotation  will be the  quotation  remaining  after disregarding  the  highest  and lowest  quotations.  For this  purpose,  if more than one  quotation  has the same highest value or lowest value,  then one of such quotations  shall be disregarded.  If fewer than three quotations are provided,  it will be deemed that the Market  Quotation in respect of such Terminated  Transaction or group of
  Terminated Transactions cannot be determined.

"Non-default  Rate" means a rate per annum equal to the cost  (without  proof or evidence of any actual cost) to the
Non-defaulting party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential  Event of Default" means any event which,  with the giving of notice or the lapse of time or both,  would constitute an Event of Default.

"Reference  Market-makers"  means four leading dealers in the relevant  market  selected by the party  determining a
Market  Quotation  in good faith (a) from  among  dealers of the  highest  credit  standing  which  satisfy  all the criteria  that such party  applies  generally  at the time in deciding  whether to offer or to make an  extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant  Jurisdiction"  means,  with respect to a party, the jurisdictions (a) in which the party is incorporated, organized,  managed and  controlled or considered to have its seat,  (b) where an Office  through which the party is acting for  purposes of this  Agreement  is  located,  (c) in which the party  executes  this  Agreement  and (d) in relation to any payment, from or through which such payment is made.

"Scheduled  Payment  Date"  means a date on which a payment or  delivery is to be made under  Section  2(a)(i)  with respect to a Transaction.

"Set-off"  means set-off,  offset,  combination  of accounts,  right of retention or withholding or similar right or requirement  to which the payer of an amount  under  Section 6 is entitled or subject  (whether  arising  under this
Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of:--

(a)   the  Termination  Currency  Equivalent  of the Market  Quotations  (whether  positive  or  negative)  for each
Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b)   such  party's  Loss  (whether  positive or negative  and without  reference  to any Unpaid  Amounts)  for each
Terminated  Transaction or group of Terminated  Transactions  for which a Market  Quotation  cannot be determined or would not (in the  reasonable  belief of the party  making  the  determination)  produce a  commercially  reasonable result.

"Specified Entity" has the meaning specified in the Schedule.

"Specified  Indebtedness" means, subject to the Schedule,  any obligation (whether present or future,  contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified  Transaction" means,  subject to the Schedule,  (a) any transaction  (including an agreement with respect thereto)  now  existing or  hereafter  entered  into  between  one party to this  Agreement  (or any Credit  Support
Provider of such party or any applicable  Specified  Entity of such party) and the other party to this Agreement (or any Credit Support  Provider of such other party or any applicable  Specified Entity of such other party) which is a rate swap transaction,  basis swap,  forward rate transaction,  commodity swap,  commodity option,  equity or equity index swap, equity or equity index option,  bond option,  interest rate option,  foreign exchange  transaction,  cap
transaction,  floor  transaction,   collar  transaction,   currency  swap  transaction,   cross-currency  rate  swap
transaction,  currency  option or any other similar  transaction  (including any option with respect to any of these transactions),  (b) any combination of these  transactions and (c) any other  transaction  identified as a Specified
Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax,  levy,  impost,  duty,  charge,  assessment  or fee of any nature  (including interest,  penalties and additions  thereto) that is imposed by any government or other taxing  authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated  Transactions"  means with respect to any Early  Termination  Date (a) if resulting  from a  Termination
Event, all Affected  Transactions  and (b) if resulting from an Event of Default,  all Transactions (in either case)
in effect  immediately  before the  effectiveness  of the notice  designating  that Early  Termination  Date (or, if
"Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination  Currency  Equivalent"  means, in respect of any amount denominated in the Termination  Currency,  such
Termination  Currency  amount and, in respect of any amount  denominated  in a currency  other than the  Termination
Currency  (the  "Other  Currency"),  the  amount in the  Termination  Currency  determined  by the party  making the relevant  determination  as being  required to purchase such amount of such Other  Currency as at the relevant Early
Termination  Date,  or, if the relevant  Market  Quotation or Loss (as the case may be), is determined as of a later date,  that later date,  with the  Termination  Currency at the rate equal to the spot  exchange rate of the foreign exchange agent (selected as provided  below) for the purchase of such Other Currency with the  Termination  Currency at or about  11:00 a.m.  (in the city in which such  foreign  exchange  agent is  located)  on such date as would be customary  for the  determination  of such a rate for the purchase of such Other  Currency for value on the relevant
Early  Termination  Date or that later date.  The foreign  exchange agent will, if only one party is obliged to make a  determination  under Section  6(e),  be selected in good faith by that party and otherwise  will be agreed by the parties.

"Termination  Event" means an Illegality,  a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination  Rate" means a rate per annum equal to the  arithmetic  mean of the cost (without  proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid  Amounts"  owing to any party means,  with respect to an Early  Termination  Date,  the  aggregate of (a) in respect of all Terminated  Transactions,  the amounts that became payable (or that would have become payable but for
Section  2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early  Termination Date and which remain unpaid as at such Early  Termination  Date and (b) in respect of each  Terminated  Transaction,  for each obligation under Section  2(a)(i) which was (or would have been but for Section  2(a)(iii))  required to be settled by delivery to such  party on or prior to such  Early  Termination  Date and  which  has not been so  settled  as at such  Early
Termination  Date,  an amount equal to the fair market  value of that which was (or would have been)  required to be delivered as of the  originally  scheduled  date for delivery,  in each case together with (to the extent  permitted under  applicable  law)  interest,  in the currency of such amounts,  from (and  including) the date such amounts or obligations  were or would  have  been  required  to have been  paid or  performed  to (but  excluding)  such  Early
Termination  Date,  at the  Applicable  Rate.  Such  amounts of interest  will be  calculated  on the basis of daily compounding  and the actual number of days elapsed.  The fair market value of any  obligation  referred to in clause
(b) above shall be reasonably  determined by the party obliged to make the  determination  under Section 6(e) or, if each party is so  obliged,  it shall be the  average of the  Termination  Currency  Equivalents  of the fair  market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

BANK OF AMERICA, N.A.                                           BA CREDIT CARD TRUST

                                                                By:     BA CREDIT CARD FUNDING, LLC, as
                                                                        beneficiary and not in its
                                                                        individual capacity
_______________________________________________________        _________________________________________________________
                  (Name of Party)                                             (Name of Party)

By  /s/ Micheal G. Mask                                          By  /s/ Keith W. Landis
    Name:   Micheal G. Mask                                          Name:  Keith W. Landis
    Title:  Senior Vice President                                    Title: Vice President
    Date:   June 22, 2007                                              Date:  June 22, 2007

                                                       SCHEDULE
                                                        to the
                                                   Master Agreement
                                              dated as of June 22, 2007
                                                       between
                                          BANK OF AMERICA, N.A. ("Party A"),

                                                         and

The BA CREDIT CARD TRUST  ("Party B"), a statutory  trust  created  pursuant to a trust  agreement  dated as of May 4,
2001,  as amended and restated as of May 24,  2001,  and as amended as of July 12,  2001,  as of August 1, 2002, as of
June 27, 2003 and as of January 27,  2006,  and as amended and restated as of June 10, 2006 and as of October 20, 2006
(as amended, restated or otherwise modified from time to time,  the "Trust Agreement").

Party B intends to issue  BAseries  Class  A(2007-8)  Notes (the "Class A Notes")  pursuant to the Second  Amended and
Restated  Indenture dated as of October 20, 2006 (as amended from time to time, the "Base  Indenture") as supplemented by the Amended and Restated  BAseries  Indenture  Supplement  dated as of June 10, 2006 (as amended from time to time, the "Indenture  Supplement")  and as further  supplemented  by the Class A(2007-8) Terms Document dated as of June 22,
2007 (the "Terms Document" and, collectively with the Base Indenture and the Indenture Supplement, the "Indenture").

Part 1.  Termination Provisions.

In this Agreement:

(a)      "Specified Entity" shall not apply for purposes of this Agreement.

(b)      "Specified Transaction" will have no meaning for the purpose of this Agreement.

(c)      The "Breach of  Agreement"  provisions of Section  5(a)(ii),  the  "Misrepresentation"  provisions of Section
         5(a)(iv),  the "Default under  Specified  Transaction"  provisions of Section  5(a)(v),  the "Cross  Default"
         provisions of Section  5(a)(vi),  the "Merger  Without  Assumption"  provisions of Section  5(a)(viii),  "Tax
         Event Upon  Merger"  provisions  of Section  5(b)(iii),  and the "Credit  Event Upon  Merger"  provisions  of
         Section  5(b)(iv)  will not apply to Party A and will not apply to Party B. Solely  with  respect to payments required to be made by Party A after the  occurrence of an Early  Redemption  Event with respect to the Class
         A Notes,  the word "the third" in the final line of Section  5(a)(i)  shall be replaced  with "12:00 noon New
         York City time of the first (or such  other  time as may be  mutually  agreed to by Party A,  Party B and the
         Note Rating Agencies)".

                                                             1

(d)      The  "Automatic  Early  Termination"  provisions of Section 6(a) will not apply to Party A and will not apply to Party B.

(e)      Payments on Early  Termination.  For the purpose of Section 6(e) of this Agreement,  Market Quotation and the
         Second Method will apply;  provided,  however,  that in the case of an Event of Default with respect to Party
         A as the  Defaulting  Party or a Termination  Event with respect to Party A as the sole Affected  Party,  the related  Settlement  Amount, if negative,  will be deemed to be zero if the Market Quotation (as such term is modified pursuant to Part 1(f) below) cannot be determined.

(f)      Market  Quotation.  Notwithstanding  anything  to the  contrary  in the  definition  of Market  Quotation  in
         Section  14,  in the  case of an Event of  Default  with  respect  to  Party A as the  Defaulting  Party or a
         Termination  Event with respect to Party A as the sole Affected Party, if each Market  Quotation is negative, the Market  Quotation will be deemed to be the negative  quotation  with the highest  absolute value received from the  Reference  Market-makers.  To the extent  that Party B, using its best  efforts,  is able to obtain only one Market  Quotation  from the  Reference  Market-makers,  Party A and Party B agree that Party B shall enter into a Replacement  Transaction with the Reference  Market-maker  providing such Market  Quotation.  To the extent reasonably  practicable,  any agreement  entered into with a Reference  Market-maker in connection with, and for the purpose of, creating a Replacement  Transaction shall be on substantially  similar terms as the terms of this Agreement.

(g)      Settlement  Amount.  Notwithstanding  anything to the  contrary in the  definition  of  Settlement  Amount in
         Section  14,  in the  case of an Event of  Default  with  respect  to  Party A as the  Defaulting  Party or a
         Termination  Event with respect to Party A as the sole  Affected  Party,  the amount  calculated  pursuant to paragraph (b) of the definition of Settlement Amount in respect of Party A shall be deemed to be zero.

(h)      "Reference  Market-maker"  will not have the  meaning  specified  in Section  14, but will  instead  mean the following:

                  "Reference  Market-maker"  means five leading  dealers in the relevant  market selected by the party determining  the Market  Quotation  in good faith (a) from among  dealers  which are rated not lower than investment grade by Standard & Poor's Ratings Services ("S&P") and Moody's  Investors  Service,
                  Inc.  ("Moody's")  which  satisfy the  criteria  that such party  applies  generally at that time in deciding  whether to offer or make an  extension of credit and (b) to the extent  practicable,  from among dealers having an office in the same city.

(i)      "Termination Currency" means United States Dollars ("USD").

(j)      Additional  Termination  Events.  The following events shall each constitute an Additional  Termination Event hereunder:

         (i)      A failure by Party A to provide the  information  or take the  actions  provided in Part 5(n) below.
                  For purposes of Section 6 of this Agreement, Party A shall be the sole Affected Party.

                                                             2

         (ii)     An   amendment  and/or  supplement   to  (A)  the   Second   Amended   and  Restated   Pooling   and
                  Servicing  Agreement,  dated as of October 20, 2006 (as amended,  supplemented or otherwise modified from time to time, the "Pooling and Servicing  Agreement"),  between BA Credit Card Funding, LLC, as
                  Transferor (the "Transferor"),  FIA Card Services,  National  Association,  as Servicer ("FIA"), and
                  The Bank of New York, as Trustee (the  "Trustee")  (other than the execution of a series  supplement or an amendment,  supplement or  modification  of a series  supplement that is not the Series 2001-D
                  Supplement (as defined below)), (B) the Second Amended and Restated Series 2001-D Supplement,  dated as of October 20, 2006 (as  amended,  supplemented  or  otherwise  modified  from time to time,  the
                  "Series 2001-D Supplement" and,  collectively with the Pooling and Servicing Agreement and the Trust
                  Agreement, the "Base Transaction Documents"),  between the Transferor,  FIA and the Trustee, (C) the
                  Trust  Agreement,  or (D)  the  Indenture  (other  than  the  execution  of a terms  document  or an amendment,  supplement or modification of a terms document that is not the Terms Document),  is made without the prior written  consent of Party A (such  consent not to be  unreasonably  withheld),  if such  amendment  and/or  supplement:  (a) adversely  affects any of Party A's  rights or obligations under this Agreement;  or (b)  adversely  modifies,  or materially impairs the ability of Party B to fully  perform,  any of Party B's  obligations  under this  Agreement.  For purposes of Section 6 of this Agreement, Party B shall be the sole Affected Party.

Part 2.  Tax Representations.

(a)      Payer Tax  Representations.  For the  purpose of  Section  3(e) of this  Agreement,  Party A and Party B will each make the following representation:

         It is not required by any applicable  law, as modified by the practice of any relevant  governmental  revenue authority,  of any Relevant  Jurisdiction  to make any deduction or withholding  for or on account of any Tax from any payment (other than interest under  Sections 2(e),  6(d)(ii) and 6(e) of this  Agreement) to be made by it to the other  party  under  this  Agreement.  In  making  this  representation,  it may rely on (i) the accuracy of any representation  made by the other party pursuant to Section 3(f) of this Agreement,  (ii) the satisfaction  of the agreement  contained in Section  4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and  effectiveness  of any document  provided by the other party pursuant to Section 4(a)(i) and 4(a)(iii) of this Agreement;  and (iii) the  satisfaction of the agreement of the other party contained in Section 4(d) of this  Agreement,  provided that it shall not be a breach of this  representation  where reliance is placed on clause  (ii) and  the other party does not deliver a form or document  under  Section  4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)      Payee  Representations.  For the  purpose of  Section  3(f) of this  Agreement,  Party A and Party B make the following representations:

         (i)      The following representation will apply to Party B:

                  It is a US person for US federal income tax purposes.

                                                             3

         (ii)     The following representation will apply to Party A:

                  It is a national banking association for US federal income tax purposes.

Part 3.  Agreement to Deliver Documents.

         For the  purpose of  Sections  3(d),  4(a)(i) and (ii) of this  Agreement,  each party  agrees to deliver the following documents, as applicable:

(a)      Tax forms, documents or certificates to be delivered are:

=========================================================================================================
Party required to                                          Date by which          Covered by Section
deliver document       Form/Document/Certificate           to be delivered        3(d) Representation
_________________________________________________________________________________________________________
Party B                Any form or document that may be    Promptly upon          No
                       reasonably requested, and that      reasonable demand by
                       Party B is eligible to provide, in  the other party.
                       order to allow the requesting
                       party to make a payment without
                       (or with reduced) withholding Tax.
_________________________________________________________________________________________________________
Party A                Any form or document that may be    Promptly upon          No
                       reasonably requested, and that      reasonable demand by
                       Party A is eligible to provide, in  the other party.
                       order to allow the requesting
                       party to make a payment without
                       (or with reduced) withholding Tax.
=========================================================================================================
Party B                (i) Internal Revenue Service Form   (i) Upon execution of  No
                       W-9 (or any successor form) of the  this Agreement, (ii)
                       Beneficiary and (ii) any other      thereafter promptly
                       form or document that may be        upon reasonable
                       reasonably requested, and that      demand by Party A and
                       Party B is eligible to provide, in  (iii) promptly upon
                       order to allow the requesting       learning that such
                       party to make a payment without     form previously
                       (or with reduced) withholding Tax.  provided by Party B
                                                           has become obsolete
                                                           or incorrect.
=========================================================================================================

                                                             4

(b)      Other documents to be delivered are:

_________________________________________________________________________________________________________
Party required to      Form/Document/Certificate           Date by which          Covered by Section
deliver document                                           to be delivered        3(d)
_________________________________________________________________________________________________________
Party A                An opinion of  counsel (which may   Upon execution of      Yes
                       be in-house counsel) for Party A    this Agreement
                       in the form reasonably acceptable
                       to Party B
_________________________________________________________________________________________________________
Party A                An incumbency certificate with      Upon execution of      Yes
                       respect to the signatory of this    this Agreement
                       Agreement
_________________________________________________________________________________________________________
Party B                An opinion of counsel for Party B   Upon execution of      Yes
                       in the form reasonably acceptable   this Agreement
                       to Party A
_________________________________________________________________________________________________________
Party B                An incumbency certificate with      Upon execution of      Yes
                       respect to the signatory of this    this Agreement
                       Agreement
_________________________________________________________________________________________________________
Party B                Monthly Noteholders' Statement (as  Upon each Transfer     No
                       defined in the Indenture)           Date (as defined in
                                                           the Indenture)
_________________________________________________________________________________________________________

Part 4.  Miscellaneous.

(a)      Addresses for Notices.  For the purpose of Section 12(a):

         Address for notices or communications to Party A:

        Address:                        Bank of America, N.A.
                                        Sears Tower
                                        233 South Wacker Drive, Suite 2800
                                        Chicago, IL 60606
                                        Attention:  Swap Operations
                                        Telephone No.:  (312) 234-2732
                                        Facsimile No.:  (312) 234-3603

                                                             5

                                        with a copy to:

                                        Bank of America, N.A.
                                        100 N. Tryon St., NC1-007-23-16
                                        Charlotte, North Carolina  28255
                                        Attention:  Capital Markets Documentation
                                        Facsimile No.:  (704) 386-4113 or (980) 387-9566

                  For all purposes.

         Address for notices or communications to Party B:

         Address:                       BA Credit Card Trust
                                        c/o BA Credit Card Funding, LLC, as Beneficiary
                                        214 North Tryon Street
                                        Suite #21-39
                                        NC1-027-21-04
                                        Charlotte, North Carolina 28255
                                        Attention: Marcie Copson-Hall

                                        with a copy to:
                                        Bank of America, National Association
                                        101 S. Tryon Street
                                        Mail Code:  NC1-002-29-01
                                        Charlotte, North Carolina 28255
                                        Attention:  Caroline Tsai

                  For all purposes.

(b)      Process Agent.  For the purpose of Section 13(c):

         Party A appoints as its Process Agent:  Not applicable.

         Party B appoints as its Process Agent:  Not applicable.

(c)      Offices.  The provisions of Section 10(a) will apply to this Agreement.

(d)      Multibranch Party.  For the purpose of Section 10(c) of this Agreement:

         Party A is a Multibranch  Party and may act through its Charlotte,  North Carolina,  Chicago,  Illinois,  San
         Francisco,  California,  New York, New York or Boston,  Massachusetts  Office, or such other Office as may be agreed to by the parties in connection with a Transaction.

         Party B is not a Multibranch Party.

                                                             6

(e)      Calculation  Agent.  The  Calculation  Agent  is the  Indenture  Trustee,  unless  otherwise  specified  in a
         Confirmation in relation to the relevant Transaction.

(f)      Credit Support Document.  Details of any Credit Support Document:

         In the case of Party A:  Not applicable.

         In the case of Party B:  Not applicable.

(g)      Credit Support Provider.

         In relation to Party A:  Not applicable.

         In relation to Party B:  Not applicable.

(h)      Governing  Law. This  Agreement  will be governed by and  construed in accordance  with the laws of the State of New York  (without  reference  to choice of law  doctrine  but  without  prejudice  to the  provisions  of
         Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

(i)      Netting  of  Payments.  Subparagraph  (ii) of  Section  2(c)  of  this  Agreement  will  apply  to any of the
         Transactions,  except  that it will not apply to  payments  by each Party to the other if Party B so notifies
         Party A at least ten (10) days in advance of the date such payments are due.

(j)      "Affiliate"  will have the meaning  specified  in Section 14 of this  Agreement,  except that with respect to
         Party B there shall be deemed to be no Affiliates.

(k)      "Regulation  AB"  means  Subpart  229.1100  -  Asset  Backed   Securities   (Regulation  AB),  17  C.F.R.  §§
         229.1100-229.1123,  as such  regulation  may be amended  from time to time and subject to such  clarification and  interpretation as have been provided by the Securities and Exchange  Commission  ("SEC") in the adopting release  (Asset-Backed  Securities,  Securities Act Release No. 33-8518,  70 Fed. Reg. 1,506,  1,531 (Jan. 7,
         2005)) or by the staff of the SEC, or as may be provided in writing by the SEC or its staff.

Part 5.  Other Provisions.

(a)      Confirmation.  The Confirmation,  dated the date hereof, between Party A and Party B supplements,  forms part of, and will be read and  construed  as one with,  this  Agreement.  A form of  Confirmation  is set forth as
         Exhibit  A hereto.  This  document  shall be  construed  to form a single  agreement  with one  Confirmation.
         Reference  to this  "Agreement"  means,  with  respect to a  Transaction,  this  document  together  with the
         Confirmation.

(b)      Waiver of Trial By Jury.  Each party waives,  to the fullest  extent  permitted by applicable  law, any right it may have to a trial by jury in respect of any suit,  action or  proceeding  relating to this  Agreement or any Transaction  contemplated  hereby. Each party (i) certifies that no representative,  agent or attorney of the other party has

                                                             7

         represented,  expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding,  seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter this  Agreement  by,  among other  things,  the mutual  waivers and  certifications  in this
         Section.

(c)      Non-Petition.  To the fullest  extent  permitted by  applicable  law,  Party A hereby agrees that it will not commence or join in commencing  any bankruptcy or other  insolvency  action against Party B prior to the date which is one year and one day after all Notes (as such  term is  defined  in the Base  Indenture)  of Party B have been paid in full.  Nothing  herein shall  prevent  Party A from  participating  in any such  proceeding once commenced.

(d)      Assignment.  In the event the  long-term,  senior  unsecured  debt  rating of Party A is lowered to below the category  of BBB- by S&P or Baa3 by  Moody's  or such  rating  agencies'  then  equivalent  ratings,  or such ratings are  withdrawn by either S&P or Moody's,  Party B shall direct  Party A to assign and  delegate,  and
         Party A shall  assign and  delegate,  its rights  and  obligations  under any  Transaction  to a  replacement counterparty.

(e)      Provision for Payments from Party B.  Notwithstanding  anything  contained in this Agreement to the contrary, any amount  required  to be paid by Party B pursuant  to this  Agreement  will be payable  only to the extent provided in, and from amounts on deposit in the Interest  Funding  sub-Account  for the Class A(2007-8) Notes
         which are  specifically  available to be applied  therefor  pursuant  to,  Section  3.13(d) of the  Indenture
         Supplement,  as determined  pursuant to Section  2.03(b) of the Terms  Document and any amounts  specifically available to be applied  therefor  pursuant to Section 2.12 of the Terms  Document (as such terms are defined in the  Confirmation).  Party A will be entitled  to the benefit of the  Collateral  and the  obligations  of
         Party B under this Agreement will be secured  obligations,  in each case in accordance  with the terms of the
         Indenture.  Party A will be a third-party beneficiary of the Indenture.

(f)      Relationship  Between  Parties.  Each  party will be deemed to  represent  to the other  party on the date on which it enters into this  Agreement  that (absent a written  agreement  between the parties  that  expressly imposes affirmative obligations to the contrary):

         (i)      Non-Reliance.  It is acting for its own account,  and it has made its own  independent  decisions to enter into this  Agreement and as to whether this  Agreement is  appropriate  or proper for it based upon its own  judgment  and upon  advice  from such  advisers  as it has deemed  necessary.  It is not  relying on any communication  (written  or oral) of the other party as  investment  advice or as a  recommendation  to enter into  this  Agreement;  it being  understood  that  information  and  explanations  related  to the terms and conditions of this Agreement  shall not be considered  investment  advice or a  recommendation  to enter into this  Agreement.  No  communication  (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Agreement.

         (ii)     Assessment and  Understanding.  It is capable of assessing the merits of and  understanding  (on its own behalf or through independent  professional  advice), and

                                                             8

         understands and accepts, the terms,  conditions and risks of this Agreement.  It is also capable of assuming, and assumes, the risks of this Agreement.

         (iii)    Status of Parties.  The other party is not acting as a fiduciary  for or as adviser to it in respect of this Agreement.

         (iv)     It is entering into this Agreement,  each Transaction and any other  documentation  relating to this
         Agreement  or any  Transaction  as  principal  (and not as  agent  or in any  other  capacity,  fiduciary  or otherwise).

(g)      Additional Representations.

         (i)      Each of Party A and Party B represents that (i) it is an "eligible contract  participant" as defined in § 1a(12) of the Commodity  Exchange Act, as amended by the Commodity Futures  Modernization Act of 2000 (7
         U.S.C.  §  1a(12))  and (ii) the  material  terms  of this  Agreement  and the  Swap  Transaction  have  been individually tailored and negotiated.

         (ii)     Party B represents  that:  (i) it has the power to perform its  obligations  under the Indenture and has taken all necessary action to authorize such  performance;  (ii) all governmental and other consents that are required to have been  obtained by it with respect to the  Indenture  have been  obtained and are in full force and effect and all  conditions  of any such consents have been  complied  with;  (iii) its  obligations under the Indenture  constitute its legal,  valid and binding  obligations,  enforceable  in accordance  with their terms  (subject to  applicable  bankruptcy,  reorganization,  insolvency,  moratorium  or similar  laws affecting  creditors' rights generally and subject, as to enforceability,  to equitable principles of general application  (regardless  of whether  enforcement  is sought in a proceeding  in equity or at law));  (iv) no
         Event of Default (as defined in the Indenture) or Early  Redemption  Event (as defined in the Indenture) with respect to any series,  class or tranche of notes  issued by it has occurred  and is  continuing  and no such event or circumstance  would occur as a result of Party B entering into or performing its  obligations  under the Indenture;  and (v) there is not pending or, to its knowledge,  threatened against it any action, suit or proceeding at law or in equity or before any court,  tribunal,  governmental  body, agency or official or any arbitrator that is likely to affect the legality,  validity or enforceability  against it of the Indenture or its ability to perform its obligations under the Indenture.

(h)      Negative Interest Rates.  Party A and Party B agree that:

         if, with  respect to a  Calculation  Period for a  Transaction,  a party ("X") is obligated to pay a Floating
         Amount  that is a negative  number  (either by reason of a negative  Floating  Rate or the  subtraction  of a
         Spread from the Floating  Rate),  the Floating Amount with respect to X for that  Calculation  Period will be deemed to be zero,  and the other  party  ("Y") will pay to X the  absolute  value of the  negative  Floating
         Amount,  in addition to any amounts  otherwise owed by Y to X, on the Payment Date such Floating Amount would have been payable if it had been a positive  number.  Any amounts  paid by Y to X pursuant to this  provision will be paid to such account as X may designate  (unless Y gives timely  notice

                                                             9

         of a reasonable  objection to such designation) in the currency in which that Floating Amount would have been paid if it had been a positive  number (and without regard to the currency in which Y is otherwise  obligated to make payments).

(i)      Limited  Recourse.  It is expressly  understood and agreed by the parties hereto that (i) this  Agreement and each  Transaction  entered  into  pursuant  to this  Agreement  is entered  into by BA Credit Card Trust (the
         "Trust") in the exercise of the powers and  authority  conferred  and vested in it and not by the  Transferor individually or as Beneficiary,  (ii) the  representations,  undertakings  and agreements  herein made on the part of the Trust are made and intended not as personal  representations,  undertakings and agreements by the
         Beneficiary  but are made and  intended  for the  purpose of binding  only the  Trust,  (iii) nothing  herein contained  shall be construed  as creating any  liability  on the part of the  Beneficiary,  individually  or personally,  to perform any covenant either expressed or implied  contained  herein,  all such liability,  if any,  being  expressly  waived by the  parties  who are  signatories  to this  Agreement  and by any  Persons claiming by, through or under such parties;  provided,  however,  that the Beneficiary shall be liable in its individual capacity for its own willful misconduct or gross negligence and  (iv) notwithstanding  the proviso to clause (iii) above,  under no circumstances  shall the Beneficiary be personally liable for the payment of any  indebtedness  or  expenses  of the  Trust or be liable  for the  breach or  failure  of any  obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement.

(j)      Condition  Precedent.  It shall be a condition  precedent to the  effectiveness  of this  Agreement  that the
         Trust shall credit the Required  Derivative  Reserve Amount to the Derivative Reserve Account on the Issuance
         Date.

(k)      Notice to Note Rating  Agencies.  Provided  that Party B has actual  knowledge  of such event,  Party B shall provide  prompt  written  notice  to the Note  Rating  Agencies  of any  amendment  to,  or any  transfer  or assignment of, this Agreement.

(l)      USA PATRIOT Act  Notice.  Party A  hereby  notifies  Party B  that  pursuant to the  requirements  of the USA
         Patriot Act (Title III of Pub. L. 107-56 (signed into law  October 26,  2001)) (the "Patriot  Act"),  Party A is required to obtain,  verify and record  information that identifies  Party B,  which information  includes the name and  address of  Party B  and other  information  that will allow  Party A  to  identify  Party B in accordance with the Patriot Act.

(m)      Additional Acknowledgments and Agreements of the Parties.

         (i)      Consent by Party A to  Amendments to Certain  Documents.  Before any amendment or supplement is made to any Base Transaction  Document (other than the execution of a series  supplement or an amendment, supplement or modification of a series  supplement that is not the Series 2001-D  Supplement) or the
                  Indenture (other than the execution of a terms document or an amendment,  supplement or modification of a terms document that is not the Terms Document) which would  materially and adversely affect any of Party A's rights or obligations  under this  Agreement,  or materially and adversely  modify,  or materially  impair

                                                             10

                  the ability of Party B to fully perform, any of Party B's obligations under this Agreement,  Party B shall  provide  Party A with a copy of the  proposed  amendment or  supplement  and shall obtain the written consent of Party A (which consent shall not be  unreasonably  withheld) to such amendment or supplement prior to its adoption.  For the avoidance of doubt, any Base Transaction Document and the
                  Indenture may be amended,  supplemented  or otherwise  modified in accordance with the terms thereof without the consent of Party A to cure any  typographical  error or  ambiguity,  provided  that such actions shall not materially and adversely affect in any respects the interests of Party A.

(n)      Disclosure and Related Matters.

         (i)      Derivative  Counterparty  Information:  Name,  Organizational  Form,  General Character of Business,
                  Issued  Ratings.  The parties hereto  acknowledge and agree that the statements set forth in Exhibit
                  B hereto (the  "Derivative  Counterparty  Information"),  which shall be set forth under the heading
                  "Transaction  Parties—Derivative  Counterparty" in the prospectus supplement, subject to completion, related to the Class A Notes,  dated June 12, 2007 (the "Preliminary  Prospectus  Supplement"),  and
                  the prospectus supplement,  related to the Class A Notes, dated June 13, 2007 (the "Final Prospectus
                  Supplement"  and,  collectively  with  the  Preliminary  Prospectus   Supplement,   the  "Prospectus
                  Supplement")  constitute the only information  furnished to Party B, the Beneficiary or FIA by or on behalf  of Party A for  inclusion  in the  Prospectus  Supplement  as of the date  thereof.  Party A hereby represents and warrants that, as of the date of the Preliminary  Prospectus  Supplement,  the
                  Final Prospectus Supplement and this Agreement,  the Derivative Counterparty Information is true and correct in all material  respects and does not omit to state any material fact required to be stated
                  therein or necessary to make the statements  therein, in light of the circumstances under which they were made,  not  misleading.  Notwithstanding  anything  to the  contrary  herein,  Party A gives no assurance that any of the ratings described in the Derivative  Counterparty  Information will remain in effect for any given period of time or that such ratings will not be lowered or withdrawn.

         (ii)     Additional Derivative Counterparty Information: Financial Information.

                           (A)      Aggregate  Significance  Percentage of 10%. If at any time, in the sole discretion
                           of  the  Beneficiary,   the  "aggregate  significance  percentage"  (as  provided  in  Item
                           1115(b)(1)  of  Regulation  AB (as  defined  in Part  4(k))  of the  derivative  instrument provided by Party A pursuant to this Agreement is 10% or more:

                           (I)      Additional  1115(b)(1)  Information.  Party A shall within five (5) Business  Days following request therefor  demonstrate to the satisfaction of the Beneficiary and
                                    Party B that Party A is able to provide the financial  information  required under
                                    Item  1115(b)(1)  of  Regulation  AB for Party A (or for the  group of  affiliated

                                                             11

                                    entities,  if  applicable)  in  either  EDGAR-compatible  format  or  through  the incorporation  by  reference  of such  information  from  SEC  filings  under  the
                                    Securities  Exchange  Act of  1934,  as  amended  (such  information,  "Additional
                                    1115(b)(1)  Information" and, together with the Additional 1115(b)(2)  Information
                                    (hereinbelow defined), "Additional Information").

                           (II)     Alternatives  to  Provision  of  Financial  Information.  If Party A is  unable to
                                    satisfy  the   Beneficiary  and  Party  B  as  to  its  ability  to  provide  such information,  Party  A  shall,  at its  option,  within  ten  (10)  Business  Days following request therefor:

                                    (1)     Collateral.  At the sole  expense  of  Party A,  without  any  expense  or liability to the Beneficiary,  Party B or the Indenture Trustee,  promptly post  collateral  satisfactory to the Beneficiary and Party B in an amount sufficient  to  reduce  the  aggregate  significance  percentage  to 8% or less,  pursuant to a Credit Support Annex or similar agreement  reasonably satisfactory to the Beneficiary, Party B and the Indenture Trustee, or

                                    (2)     Substitution.  At the sole  expense  of Party A,  without  any  expense or liability to the  Beneficiary,  Party B or the Indenture  Trustee,  assign its  rights  and  delegate  its  obligations  under  this  Agreement  to a substitute  counterparty  reasonably  acceptable  to the  Beneficiary  and
                                            Party B that enters  into an  agreement  substantially  similar in form to this Agreement, to the extent reasonably practicable.

                           (B)      Aggregate  Significance  Percentage of 20%. If at any time, in the sole discretion of the Beneficiary,  the "aggregate  significance  percentage" of the derivative instrument provided by Party A pursuant to this Agreement is 20% or more:

                           (I)      Additional  1115(b)(2)  Information.  Party A shall within five (5) Business  Days following request therefor  demonstrate to the satisfaction of the Beneficiary and
                                    Party B that Party A is able to provide:

                                    (1)     Financial  Information.  The  financial  information  required  under Item
                                            1115(b)(2)  of  Regulation  AB for Party A (or for the group of affiliated entities,  if  applicable)  in either  EDGAR-compatible  format or through the  incorporation  by  reference  of such  information  from SEC  filings under the Securities  Exchange Act of 1934, as amended (such

                                                             12

                                            information, "Additional 1115(b)(2) Information"), together with

                                    (2)     Auditor's   Consents.   Any  necessary  auditor's  consent  to  filing  or
                                            incorporation by reference of the Additional 1115(b)(2) Information.

                           (II)     Alternatives  to  Provision  of  Financial  Information.  If Party A is  unable to satisfy the Beneficiary and Party B as to its ability to provide such  information and  consents,  Party A  shall,  at its  option,  within  ten (10)  Business  Days following request therefor:

                                    (1)     Collateral.  At the sole  expense  of  Party A,  without  any  expense  or liability to the Beneficiary,  Party B or the Indenture Trustee,  promptly post  collateral  satisfactory to the Beneficiary and Party A in an amount sufficient  to reduce  the  aggregate  significance  percentage  to 16% or less,  pursuant to a Credit Support Annex or similar agreement  reasonably satisfactory to the Beneficiary, Party B and the Indenture Trustee, or

                                    (2)     Substitution.  At the sole  expense  of Party A,  without  any  expense or liability to the  Beneficiary,  Party B or the Indenture  Trustee,  assign its  rights  and  delegate  its  obligations  under  this  Agreement  to a substitute  counterparty  reasonably  acceptable  to the  Beneficiary  and
                                            Party B that enters  into an  agreement  substantially  similar in form to this Agreement, to the extent reasonably practicable.

         (iii)    Indemnification  by  Party A.  Party A hereby  agrees  to  indemnify  and  hold  harmless  FIA,  the
                  Beneficiary,  Party B and  the  Indenture  Trustee,  the  respective  present  directors,  officers, employees  and agents of each of the  foregoing  and each  person,  if any,  who  controls  FIA, the
                  Beneficiary,  Party B or the Indenture  Trustee  within the meaning of Section 15 of the  Securities
                  Act of 1933,  as amended  (the "Act"),  or Section 20 of the  Securities  Exchange  Act of 1934,  as
                  amended (the "Exchange Act"),  from and against any and all losses,  claims,  liabilities,  damages, penalties,  fines, forfeitures,  legal fees and expenses and related costs, judgments, and any other costs (including those in connection with investigation and defense),  fees and expenses that any of them  may  sustain  as and  when  such  losses,  claims,  liabilities,  damages,  penalties,  fines, forfeitures,  legal fees or  expenses  or related  costs,  judgments,  or any other  costs,  fees or expenses are incurred,  insofar as such losses,  claims,  liabilities,  damages,  penalties,  fines, forfeitures,  legal fees or  expenses  or related  costs,  judgments,  or any other  costs,  fees or expenses (or actions in respect thereof) arise out of or are based upon:

                                                             13

                  (A)      any untrue  statement or alleged  untrue  statement of any material  fact  contained in the
                           Derivative Counterparty  Information or the Additional  Information,  or any omission or an alleged  omission to state any material fact required to be stated  therein or necessary to make the statements  therein, in light of the circumstances under which they were made, not misleading, and

                  (B)      any failure of Party A to provide the  Additional  Information  or any  required  auditor's consents to the Beneficiary and Party B pursuant to Part 5(n) hereof.

                  Party A shall  reimburse  FIA,  the  Beneficiary,  Party B and the  Indenture  Trustee,  the present respective  officers,  directors,  employees  and  agents  of each  of the  foregoing  and any  such controlling  person  for any legal or other  expenses  reasonably  incurred  by it or any of them in
                  connection  with  investigating  or  defending  any  such  losses,  claims,  liabilities,   damages,
                  penalties,  fines,  forfeitures,  legal fees or expenses or related costs,  judgments,  or any other costs, fees or expenses, as and when incurred.

         (iv)     Indemnification  by FIA, the  Beneficiary and Party B. FIA, the Beneficiary and Party B, jointly and severally,  hereby agree to indemnify and hold harmless  Party A, its present  directors,  officers, employees and agents and each person,  if any, who controls Party A within the meaning of Section 15 of the Act or  Section  20 of the  Exchange  Act,  from  and  against  any and all  losses,  claims, liabilities,  damages,  penalties,  fines,  forfeitures,  legal fees and expenses and related costs, judgments,  and any other costs (including those in connection with investigation and defense), fees and expenses  that any of them may sustain as and when such losses,  claims,  liabilities,  damages, penalties,  fines,  forfeitures,  legal fees or expenses or related costs,  judgments,  or any other costs,  fees or  expenses  are  incurred,  insofar as such  losses,  claims,  liabilities,  damages, penalties,  fines,  forfeitures,  legal fees or expenses or related costs,  judgments,  or any other costs,  fees or expenses (or actions in respect  thereof) arise out of or are based upon, any untrue statement or alleged untrue  statement of any material fact  contained in the Prospectus  Supplement and the prospectus,  dated June 12, 2007,  accompanying  the Prospectus  Supplement  (other than the
                  Derivative Counterparty Information and the Additional  Information),  or any omission or an alleged omission  to state  any  material  fact  required  to be stated  therein  or  necessary  to make the statements  therein, in light of the circumstances under which they were made, not misleading (other than  omissions or alleged  omissions  related to the  Derivative  Counterparty  Information  or the
                  Additional Information).

                  FIA,  the  Beneficiary  and Party B, jointly and  severally,  shall  reimburse  Party A, its present officers,  directors,  employees and agents and any such  controlling  person for any legal or other expenses  reasonably incurred by it or any of them in connection with investigating or defending any such losses, claims, liabilities,  damages, penalties, fines, forfeitures, legal fees or expenses or related costs, judgments, or any other costs, fees or expenses, as and when incurred.

                                                             14

         The parties  executing  this Schedule  have executed the Master  Agreement and have agreed as to the contents of this Schedule.

                                           BANK OF AMERICA, N.A.

                                           By: /s/ Micheal G. Mask
                                               Name:  Micheal G. Mask
                                               Title: Senior Vice President

                                           BA CREDIT CARD TRUST
                                           By: BA Credit Card Funding, LLC,
                                           solely in its capacity as beneficiary and not in its
                                           individual capacity

                                           By: /s/ Keith W. Landis
                                               Name:  Keith W. Landis
                                               Title: Vice President

Acknowledged and Accepted solely with
respect to Part 5(n) of this Schedule:

FIA CARD SERVICES,
     NATIONAL ASSOCIATION,
     as Servicer

By: /s/ Keith W. Landis
    Name:  Keith W. Landis
    Title: Vice President

Acknowledged and Accepted solely with
respect to Part 5(n) of this Schedule:

BA CREDIT CARD FUNDING, LLC,
     as Beneficiary

By: /s/ Keith W. Landis
    Name:  Keith W. Landis
    Title: Vice President

                                               EXHIBIT A to Schedule

Date:                     June 22, 2007

To:                       BA Credit Card Trust

From:                     Bank of America, N.A.

Subject:                  Swap Transaction

                  The purpose of this communication is to set forth the terms and conditions of the swap transaction entered into on the Trade Date referred to below (the "Swap Transaction"), between the BA CREDIT CARD TRUST ("Party
B") and BANK OF AMERICA, N.A. ("Party A"), but only relates to the BAseries 5.59% Class A(2007-8) Notes (the "Class A
Notes") issued pursuant to the Second Amended and Restated Indenture dated as of October 20, 2006 (as amended from time to time, the "Base Indenture") as supplemented by the Amended and Restated BAseries Indenture Supplement dated as of June 10, 2006 (as amended from time to time, the "Indenture Supplement") and as further supplemented by the
Class A(2007-8) Terms Document dated as of June 22, 2007 (the "Terms Document").  This communication constitutes a
"Confirmation" as referred to in the Master Agreement specified below.

                  This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of June 22, 2007 between Party A and Party B (the "Master Agreement").  All provisions contained in, or incorporated by reference to, such Master Agreement shall govern this Confirmation except as expressly modified below.

                  This Confirmation and the Schedule to the Master Agreement (the "Schedule") each incorporate the definitions and provisions contained in (i) the 2000 ISDA Definitions (as amended and supplemented through June 22,
2007) (as published by the International Swaps and Derivatives Association, Inc.) (the "Definitions"), without regard to any amendment or supplement to the Definitions subsequent to the date hereof, and (ii) the Terms Document, the Indenture Supplement and the Base Indenture.  In the event of any inconsistency between the definitions in the
Terms Document and any of the Indenture Supplement, the Base Indenture, the Definitions, the Schedule or this
Confirmation, the definitions in the Terms Document will govern; in the event of any inconsistency between the definitions in the Indenture Supplement and any of the Base Indenture, the Definitions, the Schedule or this
Confirmation, the definitions in the Indenture Supplement will govern; in the event of any inconsistency between the definitions in the Base Indenture and any of the Definitions, the Schedule or this Confirmation, the definitions in the Base Indenture will govern; in the event of any inconsistency between this Confirmation and either the Schedule or the Definitions, this Confirmation will govern; and in the event of any inconsistency between the Schedule and the Definitions, the Schedule will govern.

                  The Master Agreement will govern only the Swap Transaction evidenced by the Schedule and this
Confirmation.

                  The terms of this particular Swap Transaction to which this Confirmation relates are as follows:

      Trade Date:                                   June 13, 2007

      Effective Date:                               June 22, 2007

      Termination Date:                             June 15, 2012; provided, however, that in the event
                                                    of an Early Redemption Event described in Section
                                                    1201(c) of the Base Indenture or an Event of Default
                                                    and acceleration under the Base Indenture with
                                                    respect to the Class A Notes, the Termination Date
                                                    will be the earlier of (i) the date on which the
                                                    Notional Amount is zero and (ii) June 15, 2012.
Fixed Amounts:

      Fixed Rate Payer:                             Party A

      Fixed Rate:                                   5.59%

      Fixed Amount for Initial Fixed Rate  Payer
      Payment Date:                                 $4,114,861.11

      Fixed Amount:                                 For each Fixed Rate Payer Payment Date other than the
                                                    initial Fixed Rate Payer Payment Date, an amount
                                                    calculated on a formula basis for that Fixed Rate
                                                    Payer Payment Date as follows:

                                                                Fixed Rate
                                                    Fixed =     Notional    x     Fixed
                                                    Amount      Amount            Rate
                                                                _______________________
                                                                            12

      Fixed Rate Notional Amount:                   For the initial Fixed Rate Payer Payment Date,
                                                    $500,000,000 (the Initial Dollar Principal Amount of
                                                    the Class A Notes), and for each Fixed Rate Payer
                                                    Payment Date thereafter the Outstanding Dollar
                                                    Principal Amount of the Class A Notes as of the
                                                    Record Date immediately preceding such Fixed Rate
                                                    Payer Payment Date

      Fixed Rate Payer Payment Dates:               The Business Day immediately prior to each Interest
                                                    Payment Date.
Floating Amounts:

      Floating Rate Payer:                          Party B.

      Calculation Periods:                          For the initial Floating Rate Payer Payment Date, the
                                                    period from and including the

                                                    Effective Date through the day preceding
                                                    the first Interest Payment Date; and for
                                                    each Floating Rate Payer Payment Date
                                                    thereafter, each Calculation Period will be the
                                                    period from and including the previous Interest
                                                    Payment Date through the day preceding the current
                                                    Interest Payment Date.

      Floating Rate Payer Payment Dates:            The Business Day immediately prior to each Interest
                                                    Payment Date.

      Floating Rate Option:                         USD-LIBOR-BBA; provided, however, that the last
                                                    sentence of the definition of  "USD-LIBOR-Reference
                                                    Banks" is hereby amended to replace the penultimate
                                                    use of "that Reset Date" with "the day that is two
                                                    London Banking Days preceding that Reset Date."

      Reset Dates:                                  Means, with respect to the initial Floating Rate
                                                    Payer Payment Date, the Effective Date, and with
                                                    respect to each Floating Rate Payer Payment Date
                                                    after the initial Floating Rate Payer Payment Date,
                                                    the first day of the related Calculation Period for
                                                    such Floating Rate Payer Payment Date.

      Designated Maturity:                          One month.

      Floating Rate Spread:                         Plus the "Floating Rate Spread," as defined in
                                                    Exhibit 1 to this Confirmation.

      Floating Amount for Initial Floating Rate     The amount specified in Exhibit 1 to this
      Payer Payment Date:                           Confirmation.

      Floating Rate Notional Amount:                For the initial Floating Rate Payer Payment Date,
                                                    $500,000,000 (the Initial Dollar Principal Amount of
                                                    the Class A Notes), and for each Floating Rate Payer
                                                    Payment Date thereafter the Outstanding Dollar
                                                    Principal Amount of the Class A Notes as of the
                                                    Record Date immediately preceding such Floating Rate
                                                    Payer Payment Date.

      Floating Rate Day Count Fraction:             Actual/360.

      Compounding:                                  Not Applicable.

      Calculation Agent:                            Indenture Trustee.

Business Days:                                      New York and Newark, Delaware.

Interest Payment Dates:                             The fifteenth day of each month commencing August 15,
                                                    2007, or if such fifteenth day is not a

                                                    Business Day, the next succeeding Business Day.

      Credit Support Document:                      Not applicable.

      Other Provisions:                             If at any time during the Term of the Swap
                                                    Transaction (i) Party A's short-term credit rating
                                                    (or the then equivalent rating) from S&P is below
                                                    A-1, or is withdrawn by S&P, or (ii) in the case of a
                                                    replacement counterparty for Party A, if Party A does
                                                    not have a short-term credit rating from S&P, Party
                                                    A's long-term credit rating (or the then equivalent
                                                    rating) from S&P is below A+, or is withdrawn by S&P,
                                                    Party A shall, within thirty days of such rating or
                                                    withdrawal, fund the interest reserve account
                                                    established and maintained as described in the Terms
                                                    Document (the "Interest Reserve Account") in an
                                                    amount equal to one-twelfth of the product of (a) the
                                                    Fixed Rate, and (b) the Outstanding Dollar Principal
                                                    Amount of the Class A Notes on the Record Date
                                                    preceding such rating or withdrawal for reinvestment
                                                    in accordance with the Terms Document; provided,
                                                    however, that the failure of Party A to adequately
                                                    fund the Interest Reserve Account within thirty days
                                                    of such rating or withdrawal shall not constitute an
                                                    Event of Default pursuant to the provisions of
                                                    subsection 5(a) or a Termination Event pursuant to
                                                    the provisions of subsection 5(b).  Party A shall
                                                    treat the amount on deposit in the Interest Reserve
                                                    Account as its money for tax purposes.  After the
                                                    funding of the Interest Reserve Account, in the event
                                                    there shall occur an Early Termination Date as a
                                                    result of an Event of Default with respect to Party A
                                                    as the Defaulting Party or a Termination Event with
                                                    respect to Party A as the Affected Party, the funds
                                                    then contained in the Interest Reserve Account will
                                                    be treated as BAseries Available Funds to the extent
                                                    provided in the Terms Document and the Indenture
                                                    Supplement.  Upon termination of the Interest Reserve
                                                    Account as provided in the Terms Document after
                                                    payment of all amounts owing to the holders of the
                                                    Class A Notes that are payable from such account,
                                                    Party B will instruct the Indenture Trustee to
                                                    release all amounts on deposit therein to Party

                                                    A.

                                                    If Party B notifies Party A that netting of payments
                                                    will not apply to any of the Transactions pursuant to
                                                    Part 4(i) of the Schedule, each payment obligation of
                                                    Party B under Section 2(a)(i) of the Master Agreement
                                                    in respect of this Swap Transaction shall be subject
                                                    to the condition precedent that in respect of each
                                                    such payment obligation each amount payable by Party
                                                    A with respect to this Swap Transaction shall be paid
                                                    by Party A by 12:00 noon, New York City time, on the
                                                    relevant Fixed Rate Payer Payment Date.

      London Banking Day:                           Banking Days in New York, New York and London,
                                                    England.

      Governing Law:                                New York.

      Offices:                                      Party A is a Multibranch Party.
                                                    Party B is not a Multibranch Party.

      Payment Instructions                          [confirm] Bank of America, New York
      for Party A USD:                              ABA# 026-009-593
                                                    For: Bank of America Charlotte Global Derivative
                                                    Settlements
                                                    Account # 6550219386

      Payment Instructions                          [confirm] The Bank of New York; New York, NY
      for Party B in USD:                           ABA# 021-000-018
                                                    GLA# 111-565
                                                    For Further Credit to: TAS A/C# 054640
                                                    Reference:  BA Credit Card Trust
                                                    Collection Account - BAseries Class A(2007-8)
                                                    Attn.: Catherine Cerilles 212-815-6258

Please confirm that the foregoing correctly sets forth the terms of our agreement with respect to the Swap
Transaction by signing in the space provided below and sending a copy of the executed Confirmation to us.

It has been a pleasure working with you on this transaction and we look forward to working with you again in the future.

                                           Very truly yours,

                                           BANK OF AMERICA, N.A.

                                           By: /s/ Micheal G. Mask
                                           Name:  Micheal G. Mask
                                           Title: Senior Vice President

Agreed and Accepted by:

BA CREDIT CARD TRUST

By:    BA Credit Card Funding, LLC,
         solely in its capacity as beneficiary
           and not in its individual capacity

By: /s/ Keith W. Landis
Name:  Keith W. Landis
Title: Vice President

                                              EXHIBIT 1 to Confirmation

                                            [Floating Rate Spread Letter]

                                                EXHIBIT B to Schedule

         Bank of America, N.A. (referred to as the derivative counterparty) is a national banking association organized under the laws of the United States, with its principal executive offices located in Charlotte, North
Carolina.  The derivative counterparty is a wholly-owned indirect subsidiary of Bank of America Corporation (the
"Corporation") and is engaged in a general consumer banking, commercial banking and trust business, offering a wide range of commercial, corporate, international, financial market, retail and fiduciary banking services.  As of March
31, 2007, the derivative counterparty had consolidated assets of $1,204 billion, consolidated deposits of $761 billion and stockholder's equity of $109 billion based on regulatory accounting principles.

         The Corporation is a bank holding company and a financial holding company, with its principal executive offices located in Charlotte, North Carolina.  Additional information regarding the Corporation is set forth in its
Annual Report on Form 10-K for the fiscal year ended December 31, 2006, together with any subsequent documents it filed with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         Recent Developments:  In April 2007, the Corporation announced an agreement to purchase ABN AMRO North
America Holding Company, parent company of LaSalle Bank Corporation, from ABN AMRO Bank N.V (collectively, "ABN
AMRO") for $21 billion in cash.  The transaction has been approved by both companies' boards of directors.  On May 3,
2007, a court in the Netherlands ruled that ABN AMRO is enjoined from consummating the transaction until ABN AMRO's public shareholders vote on the proposed transaction.  The Corporation has filed a lawsuit against ABN AMRO in a federal district court located in New York to enforce its legal rights.

         Additional information regarding the foregoing is available from the filings made by the Corporation with the SEC, which filings can be inspected and copied at the public reference facilities maintained by the SEC at 100 F
Street, N.E., Washington, D.C. 20549, United States, at prescribed rates.  In addition, the SEC maintains a website at http://www.sec.gov, which contains reports, proxy statements and other information regarding registrants that file such information electronically with the SEC.

         The information concerning the Corporation and the derivative counterparty contained herein is furnished solely to provide limited introductory information and does not purport to be comprehensive.  Such information is qualified in its entirety by the detailed information appearing in the documents and financial statements referenced herein.

         Moody's currently rates the derivative counterparty's long-term debt as "Aaa" and short-term debt as
"P-1."  The outlook is stable.  Standard & Poor's rates the derivative counterparty's long-term debt as "AA+" and its short-term debt as "A-1+."  The outlook is stable.  Fitch rates long-term debt of the derivative counterparty as
"AA" and short-term debt as "F1+."  The outlook is stable.  Further information with respect to such ratings may be obtained from Moody's, Standard & Poor's and Fitch, respectively.  No assurances can be given that the current ratings of the derivative counterparty's instruments will be maintained.

         The derivative counterparty will provide copies of the most recent Bank of America Corporation Annual
Report on Form 10-K, any subsequent reports on Form 10-Q, and any required reports on Form 8-K (in each case as filed with the Commission pursuant to the Exchange Act), and the publicly available portions of the most recent quarterly Call Report of the derivative counterparty delivered to the Comptroller of the Currency, without charge, to each person to whom this document is delivered, on the written request of such person.  Written requests should be directed to:

         Bank of America Corporate Communications
         100 North Tryon Street, 18th Floor
         Charlotte, North Carolina 28255
         Attention: Corporate Communications

         The delivery of this prospectus supplement shall not create any implication that there has been no change in the affairs of the Corporation or the derivative counterparty since the date hereof, or that the information with respect to the Corporation or the derivative counterparty contained or referred to herein is correct as of any time subsequent to the dates referred to herein.